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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Third Wave Technologies, Inc. (the "Company) Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John Puisis, Chief Executive Officer of the Company, and James Herrmann, Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes Oxley Act of 2002, 18 U.S.C Section 1350, that on the date of this certification:

        (1) The Quarterly Report on Form 10-Q (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in this Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                /s/ John Puisis
                                                --------------------------------
                                                John Puisis
                                                Chief Executive Officer
                                                August 9, 2005

                                                /s/ James Herrmann
                                                --------------------------------
                                                James Herrmann
                                                Principal Financial Officer
                                                August 9, 2005



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